                           GREEN TREE FINANCIAL CORP.


                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Improvement & Home Equity Loan Trust 1997-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.


                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/ Phyllis A. Knight
                                        --------------------------
                                    Phyllis A. Knight
                                    Senior Vice President and
                                    Treasurer

                           GREEN TREE FINANCIAL CORP.


                  CERTIFICATE REGARDING REPURCHASED CONTRACTS



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1997 between the Company and First Trust National Association, as Trustee of Home Improvement & Home Equity Loan Trust 1997-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.


                              GREEN TREE FINANCIAL CORP.


                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Senior Vice President and
                                    Treasurer

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 DECEMBER 1997

                                         Distribution Date: 1/15/98
                                         CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2
                                         WV0 WW8
                                         Trust Account:  3335930-0

     CLASS HI: A CERTIFICATES
     ------------------------

1.   (a) Sub-Pool HI Amount Available
         (including Monthly Servicing Fee)             $4,195,290.93

     (b) Class HI: M-1 Interest Deficiency Amount
         (if any), Class HI: M-2 Interest Deficiency
         Amount (if any) and Class HI: B-1 Interest
         Deficiency Amount (if any) withdrawn for
         prior Payment Date                                      .00

     (c) Sub-Pool HI Amount Available after giving
         effect to withdrawal of any Class HI: M-1
         Interest Deficiency Amount, Class HI: M-2
         Interest Deficiency Amount and Class HI:
         B-1 Interest Deficiency Amount for prior
         Payment Date                                   4,195,290.93

2. Sub-Pool HI: Class A Formula Principal Distribution Amount:

     (a) Scheduled Principal              356,331.03
     (b) Principal Prepayments          2,435,590.60
     (c) Liquidated Contracts                    .00
     (d) Repurchases                             .00
     (e) Excess Proceeds if any
         (first Remittance Date)                 .00
     (f) Previously undistributed
         Principal Amounts                       .00

              Total Principal                           2,791,921.63

3. Sub-Pool HI Senior Percentage                                 100%

4. Class HI: B Percentage                                        100%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 2

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2
                                 WV0 WW8
                                 Trust Account:  3335930-0

CLASS HI: A CERTIFICATES
------------------------

    INTEREST

5.  Aggregate Interest

    (a)  Class HI: A-1 Pass-through Rate      6.14%
    (b)  Class HI: A-1 Interest                           205,920.46
    (c)  Class HI: A-2 Pass-through Rate      6.45%
    (d)  Class HI: A-2 Interest                           177,375.00
    (e)  Class HI: A-3 Pass-through Rate      6.77%
    (f)  Class HI: A-3 Interest                           211,562.50

6.  Amount applied to Unpaid Class HI: A Interest Shortfall      .00

7.  Remaining Unpaid Class HI: A Interest Shortfall              .00

     PRINCIPAL

8.  Class HI: A Principal Distribution:

    (a)  Class HI: A-1                                  2,791,921.63
    (b)  Class HI: A-2                                           .00
    (c)  Class HI: A-3                                           .00

9.  Class HI: A Principal Balance:

    (a)  Class HI: A-1 Principal Balance               37,453,119.48
    (b)  Class HI: A-2 Principal Balance               33,000,000.00
    (c)  Class HI: A-3 Principal Balance               37,500,000.00

10. Amount, if any, by which Class HI: A Formula
    Distribution Amount exceeds Class HI: A Distribution
    Amount                                                       .00

   CLASS HI: M-1 CERTIFICATES
   --------------------------

11. Sub-Pool HI Amount Available less the Class HI:
    A Distribution Amount (including Monthly
    Servicing Fee)                                        808,511.34

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 3

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2
                                     WV0 WW8
                                  Trust Account:  3335930-0


    INTEREST on Class HI: M-1 Principal Balance less
    Class HI: M-1 Liquidation Loss Principal Amount

12. Current Interest
      (a) Class HI: M-1 Pass-through Rate            7.16%
      (b) Class HI: M-1 Interest                              71,600.00

13. Amount applied to Unpaid Class HI: M-1 Interest Shortfall       .00

14. Remaining unpaid Class HI: M-1 Interest Shortfall               .00

15. Class HI: M-1 Interest Deficiency Amount                        .00

16. Class HI: M-1 Deficiency Amount unpaid                          .00

    PRINCIPAL

17. Class HI: M-1 Principal Distribution                            .00

18. Class HI: M-1 Principal Balance                       12,000,000.00

19. Amount, if any, by which Class HI: M-1 Formula Distribution
    Amount exceeds Class HI: M-1 Distribution Amount                .00

20. Sub-Pool HI Amount Available less the Class HI: A
    Distribution Amount and Class HI: M-1 Distribution
    Amount (including Monthly Servicing Fee)                 736,911.34

    INTEREST on Class HI: M-2 Principal Balance less
    Class HI: M-2 Liquidation Loss Principal Amount

    INTEREST

21. Current Interest
      (a)  Class HI: M-2 Pass-Through Rate        7.23%
      (b)  Class HI: M-2 Interest                             45,187.50

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 4

                                  Distribution Date: 1/15/98
                                  CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2
                                  WV0 WW8
                                  Trust Account:  3335930-0

22.  Amount applied to Unpaid Class HI: M-2 Interest Shortfall          .00

23.  Remaining Unpaid Class HI: M-2 Interest Shortfall                  .00

24.  Class HI: M-2 Interest Deficiency Amount                           .00

25.  Class HI: M-2 Interest Shortfall                                   .00

     PRINCIPAL

26.  Class HI: M-2 Principal Distribution                               .00

27.  Class HI: M-2 Principal Balance                           7,500,000.00

     Class HI: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in October 2000)

28.  Sub-Pool HI Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current Payment Date         .17%

       (b) Sub-pool HI Average Sixty-Day Delinquency Ratio Test
           (arithmetic average of ratios for this month and two
            proceeding months; may not exceed 2.5%)                     .11%

29.  Sub-Pool HI average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current Payment Date        .35%

       (b) Sub-pool HI Average Thirty-Day Delinquency Ratio Test
            (arithmetic average of ratios for this month and two
             proceeding months; may not exceed 5%)                      .24%

30.  Sub-Pool HI Cumulative Realized Losses Test

            (a) Cumulative Realized Losses for current
                Payment Date (as a percentage of Cut-off Date
                Pool Principal Balance: may not exceed 10%)             .00%

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-D
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 7

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2 WV0 WW8
                                 Trust Account:  3335930-0

31.  Sub-Pool HI Current Realized Losses Test

          (a) Current Realized Losses for current
              Payment Date                                              .00

          (b) Current Realized Loss Ratio (total Realized
              Losses for most recent three months, multiplied
              By 4, divided by arithmetic average of Pool
              Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date; may
              not exceed 2.5%)                                          .00%

32.  Class HI: B Principal Balance Test

          (a) Class HI: B Principal Balance (before any
              distributions on current Payment Date) divided
              by Pool Scheduled Principal Balance for prior
              Payment Date (must equal or exceed 14.0%)                7.46%

     CLASS HI: B-1 CERTIFICATES
     --------------------------

33.  Sub-Pool HI Amount Available less the Class HI: A Distribution
     Amount and Class HI: M Distribution Amount (including Monthly
     Servicing Fee)                                              691,723.84


     INTEREST on Class HI: B-1 Principal Balance less Class HI: B-1 Liquidation Loss Principal Amount

34.  Current Interest
       (a)  Class HI: B-1 Pass-through Rate             7.22%
       (b)  Class HI: B-1 Interest                                42,868.75

35.  Amount applied to Unpaid Class HI: B-1 Interest Shortfall          .00

36.  Remaining Unpaid Class HI: B-1 Interest Shortfall                  .00

37.  Class HI: B-1 Interest Deficiency Amount                           .00

38.  Class HI: B-1 Interest Deficiency Amount unpaid                    .00

                        GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 8



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2 WV0 WW8
                                 Trust Account:  3335930-0



     PRINCIPAL

39.  Class HI: B-1 Principal Distribution                       .00


40.  Class HI: B-1 Principal Balance                   7,125,000.00


41.  Amount, if any, by which Class HI: B-1 Formula
     Distribution Amount exceeds Class HI: B-1
     Distribution Amount                                        .00


     CLASS HI: B-2 CERTIFICATES


42.  Remaining Sub-Pool HI Amount Available              648,855.09

     INTEREST on Class HI: B-2 Principal Balance less
     Liquidation Loss Principal Amount



43. Current Interest
     (a)  Class HI: B-2 Pass-Through Rate                      7.54%
     (b)  Class HI: B-2 Interest                          21,206.25



44.  Amount applied to Unpaid Class HI:
     B-2 Interest Shortfall                                     .00


45.  Remaining Unpaid Class HI: B-2 Interest Shortfall          .00



     PRINCIPAL

46.  Class HI: B-2 Principal Distribution                       .00


47.  Class HI: B-2 Guaranty Payment                             .00


48.  Class HI: B-2 Principal Balance                   3,375,000.00


49.  Amount, if any, by which Class HI:
     B-2 Formula Distribution Amount plus Class H I:
     B-2 Liquidation Loss Principal Amount exceeds
     Class H I: B-2 Distribution Amount                         .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 10



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2 WV0 WW8
                                 Trust Account:  3335930-0




 Interest on Class HI: M-1,M-2,B-1, and B-2 Liquidation Loss

     Principal Amount

50.  Class HI: M-1

      (a) Class HI: M-1 Liquidation Loss Principal Amount       .00
      (b) Interest at Class HI: M-1 Pass-through Rate on:
          Class HI: M-1 Liquidation Loss Principal Amount       .00
      (c) Amount applied to Unpaid Class HI: M-1
          Liquidation Loss Interest Shortfall                   .00
      (d) Remaining Unpaid Class HI: M-1 Liquidation
          Loss Interest Shortfall                               .00


51.  Class HI: M-2

      (a) Class HI: M-2 Liquidation Loss Principal Amount       .00
      (b) Interest at Class HI: M-2 Pass-through Rate on:
          Class HI: M-2 Liquidation Loss Principal Amount       .00
      (c) Amount applied to Unpaid Class HI: M-2
          Liquidation Loss Interest Shortfall                   .00
      (d) Remaining Unpaid Class HI: M-2 Liquidation
          Loss Interest Shortfall                               .00

52.  Class HI: B-1

      (a) Class HI: B-1 Liquidation Loss Principal Amount       .00
      (b) Interest at Class HI: B-1 Pass-through Rate on:
          Class HI: B-1 Liquidation Loss Principal Amount       .00
      (c) Amount applied to Unpaid Class HI: B-1
          Liquidation Loss Interest Shortfall                   .00
      (d)
          Remaining Unpaid Class HI: B-1 Liquidation
          Loss Interest Shortfall                               .00

53.  Class HI: B-2

      (a) Class HI: B-2 Liquidation Loss Principal Amount       .00
      (b) Interest at Class HI: B-2 Pass-through Rate on:
          Class HI: B-2 Liquidation Loss Principal Amount       .00
      (c) Amount applied to Unpaid Class HI: B-2
          Liquidation Loss Interest Shortfall                   .00
      (d) Remaining Unpaid Class HI: B-2 Liquidation
          Loss Interest Shortfall                               .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 11



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WQ1 WR9 WS7 WT5 WU2 WV0 WW8
                                 Trust Account:  3335930-0



     CLASS HI: A, CLASS HI: M, and CLASS HI: B CERTIFICATES
     ------------------------------------------------------

54.  Pool Scheduled Principal Balance of Sub-Pool HI     137,953,119.48

55.  Sub-Pool HI Pool Factors

          (a)    Class HI: A-1 Pool Factor                    .75662868
          (b)    Class HI: A-2 Pool Factor                   1.00000000
          (c)    Class HI: A-3 Pool Factor                   1.00000000
          (d)    Class HI: M-1 Pool Factor                   1.00000000
          (e)    Class HI: M-2 Pool Factor                   1.00000000
          (f)    Class HI: B-1 Pool Factor                   1.00000000
          (g)    Class HI: B-2 Pool Factor                   1.00000000




56.  Home Improvement Contracts Delinquent:

     (a)    31-59 days                   476,827.50     27
     (b)    60-89 days                   107,095.51      9
     (c)    90 or more days              117,482.49      5


57.  Principal Balance of Defaulted Home
     Improvement Contracts                                       15,836.88

58.  Number of Liquidated Home Improvement Contracts and
     Net Liquidated Loss                                 0             .00

59.  Number of Home Improvement Contracts Remaining                   7570

60.  Number and Principal Balance of Home Improvement
     Contracts with FHA Claims finally rejected,
     or no FHA claim was submitted because FHA
     insurance was unavailable                           0             .00

61.  FHA Insurance reserve amount                            84,857,620.87

62.  Amount received from FHA Insurance                                .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 12



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0





     SUB-POOL HE
     -----------
1.   (a)  Sub-Pool HE Amount Available (including
          Monthly Servicing Fee)                             14,294,557.85


     (b)  Class HE: M-1 Interest Deficiency Amount
          (if any), Class HE: M-2 Interest Deficiency
          Amount (if any) and Class HE: B-1 Interest
          Deficiency Amount (if any) withdrawn for
          Payment Date                                                 .00


     (c)  Sub-Pool HE Amount Available after giving effect
          to withdrawal of any, Class HE: M-1 Interest
          Deficiency Amount, Class HE: M-2 Interest
          Deficiency Amount and Class HE: B-1 Interest
          Deficiency Amount for prior Payment Date           14,294,557.85


2.  Sub-Pool HE Formula Principal Distribution Amount:

     (a)  Scheduled Principal                                   601,823.03
     (b)  Principal Prepayments                               6,031,190.57
     (c)  Liquidated Contracts                                         .00
     (d)  Repurchases                                           232,606.18
     (e)  Previously undistributed Principal
          Amounts                                                      .00
     (f)  Pre-Funded Fixed Rate Amount, if any                  585,577.56
     (g)  Less Class HE: A-1 ARM Formula Principal
          Distribution Amount                                          .00

                     Total Principal                          7,451,197.34

3.  Class HE: A-1 ARM Formula Principal Distribution
    Amount (lesser of Class HE: A-1 ARM Principal
    Balance or sum of (a) - (f) )


     (a)  Scheduled Principal                                    12,566.58
     (b)  Principal Prepayments                                 360,573.15
     (c)  Liquidated Contracts                                         .00
     (d)  Repurchases                                                  .00
     (e)  Pre-Funded ARM Amount, if any                          83,147.95
     (f)  Clause (vi) of definition                                    .00

                              Total Principal                   456,287.68


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 13



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0



4.  Sub-Pool HE Senior Percentage                                    100%


5.  Class HE: B Percentage                                           100%



   CLASS HE: A CERTIFICATES
   ------------------------

     INTEREST



6.    Aggregate Interest
          (a)    Class HE: A-1ARM Pass-Through Rate     6.20047%
          (b)    Class HE: A-1 Interest                             304,547.37
          (c)    Class HE: A-1 Pass-Through Rate           5.97%
          (d)    Class HE: A-1 Interest                             248,322.14
          (e)    Class HE: A-2 Pass-Through Rate           6.16%
          (f)    Class HE: A-2 Interest                             215,600.00
          (g)    Class HE: A-3 Pass-Through Rate           6.39%
          (h)    Class HE: A-3 Interest                             862,650.00
          (i)    Class HE: A-4 Pass-Through Rate           6.54%
          (j)    Class HE: A-4 Interest                             223,450.00
          (k)    Class HE: A-5 Pass-Through Rate           6.74%
          (l)    Class HE: A-5 Interest                             387,550.00
          (m)    Class HE: A-6 Pass-Through Rate           6.95%
          (n)    Class HE: A-6 Interest                             237,458.33
          (o)    Class HE: A-7 Pass-Through Rate           6.82%
          (p)    Class HE: A-7 Interest                             167,658.33
          (q)    Class HE: A-81O Pass-Through Rate         7.57%
          (r)    Class HE: A-81O Interest                           186,095.83





7. Amount applied to Unpaid Class HE: A Interest Shortfall                 .00

8. Remaining Unpaid Class HE: A Interest Shortfall                         .00

9. Class HE: A-7 Lockout Percentage for such Payment Date                  .00


                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 15



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                 Trust Account:  3335930-0




10.
     Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                           456,287.68
     (b)  Class HE: A-6 Lockout Remittance Amount                           .00

     (c)  Balance of Sub-Pool HE Senior Percentage of Sub-
          Pool HE Formula Principal Distribution Amount:

          (i)     Class HE: A-1                                    6,932,902.64
          (ii)    Class HE: A-2                                       56,625.35
          (iii)   Class HE: A-3                                      218,361.87
          (iv)    Class HE: A-4                                       55,278.52
          (v)     Class HE: A-5                                       92,989.72
          (vi)    Class HE: A-6                                       55,278.52
          (vii)   Class HE: A-7                                       39,760.72



11.  Class HE: A Principal Balance:


          (a)    Class HE: A-1ARM Principal Balance               56,582,600.60
          (b)    Class HE: A-1 Principal Balance                  42,981,095.27
          (c)    Class HE: A-2 Principal Balance                  41,943,374.65
          (d)    Class HE: A-3 Principal Balance                 161,781,638.13
          (e)    Class HE: A-4 Principal Balance                  40,944,721.48
          (f)    Class HE: A-5 Principal Balance                  68,907,010.28
          (g)    Class HE: A-6 Principal Balance                  40,944,721.48
          (h)    Class HE: A-7 Principal Balance                  29,460,239.28




     CLASS HE: M-1 CERTIFICATES
     --------------------------


12.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount (including Monthly Servicing Fee)       3,553,740.83


     INTEREST on Class HE: M-1 Principal Balance less Call
     HE: M-1 Liquidation Loss Principal Amount



                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 15



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0

                                 Trust Account:  3335930-0


13.  Current Interest
         (a)  Class HE: M-1 Pass-Through Rate                           7.30%
         (b)  Class HE: M-1 Interest                              209,875.00

14.  Amount applied to Unpaid Class HE: M-1 Interest Shortfall           .00

15.  Remaining unpaid Class HE: M-1 Interest Shortfall                   .00

16.  Class HE: M-1 Interest Deficiency Amount                            .00

17.  Class HE: M-1 Interest Deficiency Amount                            .00

     PRINCIPAL

18.  Class HE: M-1 Principal Distribution                                .00

19.  Class HE: M-1 Principal Balance                           34,500,000.00

20.  Amount, if any, by which Class HE: M-1 Formula
     Principal Distribution Amount exceeds Class HE:
     M-1 Distribution Amount                                             .00



     CLASS HE: M-2 CERTIFICATES
     --------------------------

21.  Sub-Pool HE Amount Available less the Class HE:
     A Distribution Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                   3,343,865.83


     INTEREST on Class HE: M-2 Principal Balance less Class HE:
     M-2 Liquidation Loss Principal Amount

22.  Current Interest

          (a)  Class HE: M-2 Pass-Through Rate                          7.45%
          (b)  Class HE: M-2 Interest                             149,000.00

23.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall           .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 17


                                Distribution Date: 1/15/98
                                CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                         WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                Trust Account:  3335930-0

24.  Remaining unpaid Class HE: M-2 Interest Shortfall                   .00

25.  Class HE: M-2 Interest Deficiency Amount                            .00

26.  Class HE: M-2 Interest Deficiency Amount unpaid                     .00

     PRINCIPAL

27.  Class HE: M-2 Principal Distribution                                .00

28.  Class HE: M-2 Principal Balance                           24,000,000.00

29.  Amount, if any, by which Class HE: M-2 Formula
     Principal Distribution Amount exceeds Class HE:
     M-2 Distribution Amount                                             .00

     Class HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in July 2000)

30.  Sub-Pool HE Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current Payment Date            .81%

     (b) Average Sixty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                      .66%



31.  Sub-Pool HE Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current Payment Date          2.09%

     (b) Average Thirty-Day Delinquency Ratio Test (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 12%)                                    1.65%

32.  Sub-Pool HE Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for current Payment Date
         (as a percentage of Cut-Off Date Pool Principal
          Balance; may not exceed 7.5%)                                  .01%

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 19

                               Distribution Date: 1/15/98
                               CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                        WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                        Trust Account:  3335930-0

33.  Sub-Pool HE Current Realized Losses Test

     (a)  Current Realized Losses for current Payment Date               .00

     (b)  Current Realized Loss Ratio (total Realized Losses for most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2%)                                       .04%

34.  Class HE: B Principal Test

     (a)  Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled Principal
          Balance for prior Payment Date (must equal or exceed 9%)      4.68%

     CLASS HE:B-1 CERTIFICATES
     -------------------------

35.  Sub-Pool HE Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including Monthly
     Servicing Fee)                                             3,194,865.83

     INTEREST on Class HE: B-1 Principal Balance less Class HE:
     B-1 Liquidation Loss Principal Amount


36.  Current Interest

     (a)  Class HE: B-1 Pass-Through Rate            7.41%
     (b)  Class HE: B-1 Interest                                  116,707.50

37.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall           .00

38.  Remaining Unpaid Class HE: B-1 Interest Shortfall                   .00

39.  Class HE: B-1 Interest Deficiency Amount                            .00

40.  Class HE: B-1 Interest Deficiency Amount                            .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 20

                               Distribution Date: 1/15/98
                               CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                        WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                               Trust Account:  3335930-0

     PRINCIPAL

41.  Class HE: B Principal Distribution                                  .00

42.  Class HE: B-1 Principal Balance                           18,900,000.00

43.  Amount, if any, by which Class HE: B-1 Formula
     Principal Distribution Amount exceeds Class HE:
     B-1 Distribution Amount                                             .00

     CLASS HE: B-2 CERTIFICATES

44.  Remaining Sub-Pool HE Amount Available                     3,078,158.33

     INTEREST on Class HE: B-2 Principal Balance less Liquidation
     Loss Principal Amount

45.  Current Interest
     (a)  Class HE: B-2 Pass-Through Rate          7.54%
     (b)  Class HE: B-2 Interest                                   50,895.00

46.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall           .00

47.  Remaining Unpaid Class HE: B-2 Interest Shortfall                   .00

     PRINCIPAL

48.  Class HE: B-2 Principal Distribution                                .00

49.  Class HE: B-2 Guaranty Payment                                      .00

50.  Class HE: B-2 Principal Balance                            8,100,000.00


51.  Amount, if any, on which Class HE: B-2 Formula Distribution
     Amount and Class HE: B-2 Liquidation Loss Principal Amount
     exceeds Class HE: B-2 Distribution Amount                           .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 20

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                          WG3 WH1 WP3 WJ7 WK4 WL2 WM0
                                          Trust Account:  3335930-0

     Interest on Class HE: M-1,M-2,B-1, and B-2 Liquidation Loss
     Principal Amount


52.  Class HE: M-1

     (a)  Class HE: M-1 Liquidation Loss Principal Amount                .00
     (b)  Interest at Class HI: M-1 Pass-through Rate on:
          Class HE: M-1 Liquidation Loss Principal Amount                .00
     (c)  Amount applied to Unpaid Class HE: M-1
          Liquidation Loss Interest Shortfall                            .00
     (d)  Remaining Unpaid Class HE: M-1 Liquidation
          Loss Interest Shortfall                                        .00

53.  Class HE: M-2

     (a)  Class HE: M-2 Liquidation Loss Principal Amount                .00
     (b)  Interest at Class HE: M-2 Pass-through Rate on:
          Class HE: M-2 Liquidation Loss Principal Amount                .00
     (c)  Amount applied to Unpaid Class HE: M-2
          Liquidation Loss Interest Shortfall                            .00
     (d)  Remaining Unpaid Class HE: M-2 Liquidation
          Loss Interest Shortfall                                        .00

54.  Class HE: B-1

     (a)  Class HE: B-1 Liquidation Loss Principal Amount                .00
     (b)  Interest at Class HE: B-1 Pass-through Rate on:
          Class HE: B-1 Liquidation Loss Principal Amount                .00
     (c)  Amount applied to Unpaid Class HE: B-1
          Liquidation Loss Interest Shortfall                            .00
     (d)  Remaining Unpaid Class HE: B-1 Liquidation
          Loss Interest Shortfall                                        .00

55.  Class HE: B-2

     (a)  Class HE: B-2 Liquidation Loss Principal Amount                .00
     (b)  Interest at Class HE: B-2 Pass-through Rate on:
          Class HE: B-2 Liquidation Loss Principal Amount                .00
     (c)  Amount applied to Unpaid Class HE: B-2
          Liquidation Loss Interest Shortfall                            .00
     (d)  Remaining Unpaid Class HE: B-2 Liquidation
          Loss Interest Shortfall                                        .00

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 23

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0

                                 Trust Account:  3335930-0

      CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
      ------------------------------------------------------

56.  Pool Scheduled Principal Balance of Sub-Pool HE          569,045,401.17

     (a)  Fixed Rate Home Equity Contracts                    512,462,800.57
     (b)  Adjustable Rate Home Equity Contracts                56,582,600.60

57.  Sub-Pool HE Pool Factors

     (a)  Class HE: A-1ARM Pool Factor                             .94304334
     (b)  Class HE: A-1 Pool Factor                                .61401565
     (c)  Class HE: A-2 Pool Factor                                .99865178
     (d)  Class HE: A-3 Pool Factor                                .99865209
     (e)  Class HE: A-4 Pool Factor                                .99865174
     (f)  Class HE: A-5 Pool Factor                                .99865232
     (g)  Class HE: A-6 Pool Factor                                .99865174
     (h)  Class HE: A-7 Pool Factor                                .99865218
     (i)  Class HE: M-1 Pool Factor                               1.00000000
     (j)  Class HE: M-2 Pool Factor                               1.00000000
     (k)  Class HE: B-1 Pool Factor                               1.00000000
     (l)  Class HE: B-2 Pool Factor                               1.00000000

58.  Home Equity Contracts Delinquent:

     Total HE
     (a)  31-59 days            9,902,341.59     189
     (b)  60-89 days            2,212,810.63      46
     (c)  90 or more days         415,163.21      12

     Adjustable Rate
     (a)  31-59 days            1,982,457.96      18
     (b)  60-89 days              161,085.55       2
     (c)  90 or more days                .00       0

59.  Principal Balance of Defaulted Home Equity Contracts

     Total HE Fixed Contracts                                   1,250,969.74
     Adjustable Rate Contracts                                    575,172.71

                       GREEN TREE FINANCIAL CORPORATION
             CERTIFICATES FOR HOME IMPROVEMENT & HOME EQUITY LOANS
                               GREEN TREE TRUST
                                    1997-D
                                MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 24

                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 WN8 WB4 WC2 WD0 WE8 WF5
                                 WG3 WH1 WP3 WJ7 WK4 WL2 WM0

                                 Trust Account:  3335930-0

60.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Contracts                          0                       .00
     Adjustable Rate Contracts                   0                       .00

61.  Number of Home Equity Contracts Remaining

     Total HE Fixed Contracts                            10,276
     Adjustable Rate Contracts                              475


62. Pre-Funded ARM Amount                                                .00

63.  Pre-Funded Fixed Rate Amount                                        .00

     CLASS C SUBSIDIARY CERTIFICATES
     -------------------------------

64.  Monthly Servicing Fee                                        448,561.20

65.  Guarantee Fee                                              1,794,244.80

66.  Class C Residual Payment                                   1,412,106.16

Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.